Exhibit 99.2

March 26, 2018 ©2018 Biohaven Rimegepant Pivotal Phase 3 Trial Results - Conference Call

Forward-Looking Statement This presentation contains forward-looking statements, including: statements about our plans to develop rimegepant, including the timing for regulatory submissions, and the safety and efficacy of rimegepant. These statements involve substantial known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Various important factors could cause actual results or events to differ materially from those that may be expressed or implied by our forward-looking statements, including that topline data is based on preliminary analysis of key efficacy and safety data, and such data could change following a more comprehensive review and evaluation of more extensive data from the trials that the Company has not yet received, and these preliminary conclusions may not accurately reflect the complete results of the clinical trials, and uncertainties relating to the timing for submitting an NDA and the potential regulatory approval of rimegepant. The forward-looking statements in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. For further information regarding these risks, uncertainties and other factors you should read the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the ”SEC”) on March 6, 2018 and the Company’s other periodic reports filed with the SEC. ©2018 Biohaven

Rimegepant 75 mg Phase 3 Top Line Summary from Study 301 and Study 302: Acute Treatment of Migraine ©2018 Biohaven

Overview: Successful Achievement of Both Co-Primary Regulatory Endpoints in Two Pivotal Phase 3 Trials of Rimegepant Rimegepant met both registrational co-primary endpoints (pain freedom and freedom from most bothersome symptom at 2 hours) in two pivotal Phase 3 trials Results statistically significant and clinically meaningful across multiple outcome measures A single dose of rimegepant, without any rescue medications, was superior to placebo for pain freedom and pain relief at 2 hours post-dosing with a profile of increasing improvement beyond 2 hours Rimegepant was well tolerated and demonstrated a liver safety profile similar to placebo (1 placebo and 1 rimegepant treated patient with LFTs > 3x ULN, no rimegepant treated patients with > 5x, > 10x or > 20x ULN) ©2018 Biohaven

Design for Pivotal Phase 3 Trials of Rimegepant: Studies 301 and 302 Screening Randomization Phase End of Study Visit Up to 45 days 3-28 days Within 7 days of Dosing (+2 days) Rimegepant 75 mg Placebo 1:1 Randomization End of Study Visit Study 301 and Study 302 had identical study designs: 301: 1162 subjects randomized 302: 1186 subjects randomized R ©2018 Biohaven

Descriptive Summary of Pooled Study Demographics[1]: Trials Representative of Typical Migraine Patient Population

Patient Demographics and Migraine History

- Female > Male (~85% F; 15% M)
- Average age = ~40 years old
- Diverse patient population across the U.S.
- Mean number of historical moderate to severe migraines = ~4.5 per month (range: 2-11 attacks per month)
- Median historical duration of migraine attack = 24 hrs (range: 4 to 96 hours)
- Photophobia was the most common historical MBS[2] as expected (~56% of the patients)

Other Study Demographics

- Approximately 15% of subjects received concurrent prophylactic migraine medication

[1]Pooled demographics from Study 301 and Study 302
[2]MBS: most bothersome symptom (from among nausea, phonophobia and photophobia)

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©2018 Biohaven

Successful Achievement of Both Co-Primary Regulatory Endpoints in Two Pivotal Phase 3 Trials of Rimegepant 2 hour Endpoint Rimegepant n=537 Placebo n=535 p-value Pain Freedom 19.6% 12.0% < 0.001 Freedom from MBS1 37.6% 25.2% < 0.0001 Study 302 2 hour Endpoint Rimegepant n=543 Placebo n=541 p-value Pain Freedom 19.2% 14.2% < 0.03 Freedom from MBS1 36.6% 27.7% < 0.002 Study 301 1Most Bothersome Symptom of Photophobia, Phonophobia or Nausea. ©2018 Biohaven

Pain Freedom: Early Separation and Continued Improvement Without Additional Dosing or Rescue Medications (Study 302) Kaplan-Meier Curve of Time to Pain Freedom up to 8 Hours Post Single Dose Data are Kaplan-Meier estimates of pain freedom; subjects were censored (not included) who took rescue medication or were lost to follow-up during the specified interval Probability of Pain Freedom Single Dose of Rimegepant, No Rescue Meds 1.0 0.9 0.8 0.7 0.6 0.5 0.4 0.3 0.2 0.1 0.0 0 30 60 90 120 180 240 300 360 420 480 520 Time (minutes) Study 302 Rimegepant (n=537) Placebo (n=535) ©2018 Biohaven

Pain Freedom: Increasing Benefit Over Time Single Dose of Rimegepant, No Rescue Meds (Study 302) ©2018 Biohaven Data are Kaplan-Meier estimates of pain freedom; subjects were censored (not included) who took rescue medication or were lost to follow-up during the specified interval % of Patients Pain Free 7% 13% 19% 22% 19% Pain Freedom 2-8 Hours Post-Single Dosing with Rimegepant 75 mg Study 302 Time Rimegepant 75 mg (n=537) Placebo (n=535) Percent (%) difference versus placebo at each time point

Pain Relief: Early Separation and Continued Improvement Without Additional Dosing or Rescue Medications (Study 302) Kaplan-Meier Curve of Time to Pain Relief up to 8 Hours Post Single Dose Data are Kaplan-Meier estimates of pain relief; subjects were censored (not included) who took rescue medication or were lost to follow-up during the specified interval Probability of Pain Relief Single Dose of Rimegepant, No Rescue Meds 1.0 0.9 0.8 0.7 0.6 0.5 0.4 0.3 0.2 0.1 0.0 0 30 60 90 120 180 240 300 360 420 480 520 Time (minutes) Study 302 Rimegepant (n=537) Placebo (n=535) ©2018 Biohaven

Pooled Liver Function Test (LFT) Profile: Rimegepant was Similar to Placebo in Both Studies ALT or AST Rimegepant n=1089 Placebo n=1092 > ULN1 24 (2.2%) 32 (2.9%) > 3x ULN 1 (0.1%) 1 (0.1%) > 5x ULN 0 0 > 10x ULN 0 0 > 20x ULN 0 0 *No bilirubin elevations >2x ULN across both Studies 301 and 302 1ULN: upper limit of normal; ALT: alanine aminotransferase; AST: aspartate aminotransferase Complete Dataset of LFT Results from Study 301 and Study 302* ©2018 Biohaven

Rimegepant was Well Tolerated: No Single Adverse Event Occurring > 2% Pooled Adverse Event (AE) Safety Data From Study 301 and Study 302 Percent (number) of Patients Reporting an Adverse Event within 48 Hours Post-Dose > 1% Incidence Adverse Event Placebo n=1092 Rimegepant n=1089 > 1 On-Study AE* 12.5% (136) 14.9% (162) Nausea 1.1% (12) 1.4% (15) UTI 0.7% (8) 1.0% (11) SAEs** 0.3% (3) 0.3% (3) ©2018 Biohaven *No other individual AEs > 1% than listed in table. Includes all AEs without attribution to drug relatedness. **No drug-related Serious Adverse Events (SAEs). 2 of the subjects with SAE in rimegepant group and 1 in placebo group had not been dosed before onset of SAE.

Summary: Successful Achievement of Both Co-Primary Regulatory Endpoints in Two Pivotal Phase 3 Trials of Rimegepant Rimegepant met both registrational co-primary endpoints (pain freedom and freedom from most bothersome symptom at 2 hours) in two pivotal Phase 3 trials Results are statistically significant and clinically meaningful across multiple outcome measures A single dose of rimegepant, without any rescue medications, was superior to placebo for pain freedom and pain relief at 2 hours post-dosing with a profile of increasing improvement beyond 2 hours Rimegepant was well tolerated and demonstrated a liver safety profile similar to placebo (1 placebo and 1 rimegepant treated patient with LFTs > 3x ULN, no rimegepant treated patients with > 5x, > 10x or > 20x ULN) Biohaven is on schedule to submit an NDA for rimegepant in 2019 ©2018 Biohaven

Q&A ©2018 Biohaven

Backup Slides ©2018 Biohaven

Pain Freedom: Early Separation and Continued Improvement Without Additional Dosing or Rescue Medications (Study 301) Kaplan-Meier Curve of Time to Pain Freedom up to 8 Hours Post Single Dose Data are Kaplan-Meier estimates of pain freedom; subjects were censored (not included) who took rescue medication or were lost to follow-up during the specified interval Probability of Pain Freedom Single Dose of Rimegepant, No Rescue Meds 1.0 0.9 0.8 0.7 0.6 0.5 0.4 0.3 0.2 0.1 0.0 Study 301 Rimegepant (n=543) Placebo (n=541) 0 30 60 90 120 180 240 300 360 420 480 520 Time (minutes) ©2018 Biohaven

Pain Freedom: Increasing Benefit Over Time Single Dose of Rimegepant, No Rescue Meds (Study 301) ©2018 Biohaven Data are Kaplan-Meier estimates of pain freedom; subjects were censored (not included) who took rescue medication or were lost to follow-up during the specified interval Pain Freedom 2-8 Hours Post-Single Dosing with Rimegepant 75 mg Study 301 % of Patients Pain Free  8% 11% 17% 19% 18% Rimegepant 75 mg (n=543) Placebo (n=541) Percent (%) difference versus placebo at each time point Time 0 20 40 60 80 100 2 hr 3 hr 4 hr 6 hr 8 hr

Pain Relief: Early Separation and Continued Improvement Without Additional Dosing or Rescue Medications (Study 301) Kaplan-Meier Curve of Time to Pain Relief up to 8 Hours Post Single Dose Data are Kaplan-Meier estimates of pain relief; subjects were censored (not included) who took rescue medication or were lost to follow-up during the specified interval Probability of Pain Relief 1.0 0.9 0.8 0.7 0.6 0.5 0.4 0.3 0.2 0.1 0.0 0 30 60 90 120 180 240 300 360 420 480 520 Time (minutes) Study 301 Rimegepant (n=543) Placebo (n=541) Single Dose of Rimegepant, No Rescue Meds ©2018 Biohaven

©2018 Biohaven